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                                                                   EXHIBIT 10.58


The following documents are substantially similar to Exhibit 10.57 filed herewith.

Side Letter Agreement dated December 18, 1995, by Oregon Housing, and Accepted and Agreed to by NHP, Crossings and New Crossings. (Albany Residential) VI.A.2

Side Letter Agreement dated December 19, 1995 between Crossings and New Crossings, and Acknowledged by NHP, relating to driveway located on the facility. (Canterbury Gardens) VI.A.8

Side Letter Agreement by and between Crossings and New Crossings relating to Zoning Endorsements. (Canterbury Gardens) VI.A.8

Side Letter Agreement by and between NHP and New Crossings relating to Expansion Funds. (Courtyard Village) VI.A.12

Side Letter Agreement dated December 18, 1995, by Oregon Housing, and Accepted and Agreed to by NHP and Crossings and New Crossings. (Forest Grove) VI.A.14

Side Letter Agreement dated December 19, 1995 between Crossings and New Crossings, and Acknowledged by NHP, relating to sink hole located on the property. (Heritage, Mt. Hood) VI.A.18

Side Letter Agreement dated December 18, 1995 by Oregon Housing, and Accepted and Agreed to by NHP, Crossings, New Crossings and McMinnville LP. (McMinnville) VI.A.23

Side Letter Agreement by and between New Crossings and NHP, relating to Expansion Funds. (11 Facilities) VI.A.30

Side Letter to New Crossings, by NHP, relating to cure rights by Capital Consultants, Inc. with respect to defaults by New Crossings under the leases. (11 facilities) VA.A.30